Exhibit 10.2.2

             THIRD AMENDMENT TO CREDIT AGREEMENT


   THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 19, 1999, is by and among Cluett American Corp. (the "Borrower"), Cluett American Investment Corp. (the "Parent"), Cluett American Group, Inc. ("Interco") and the certain subsidiaries of the Parent identified on the signature pages hereto (together with the Parent and Interco, the "Guarantors"), the lenders identified on the signature pages hereto (the "Lenders"), NationsBank, N.A., as agent for the Lenders (in such capacity, the "Agent") and Gleacher NatWest Inc., as documentation agent (the "Documentation Agent").

   W I T N E S S E T H

   WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and the Documentation Agent have entered into that certain Credit Agreement dated as of May 18, 1998 and as amended as of May 27, 1998 and December 18, 1998 (as so amended the "Existing Credit Agreement");

   WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement as provided herein;

   NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

   PART 1
   DEFINITIONS

   SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

     "Amended  Credit   Agreement"   means  the  Existing  Credit
     Agreement as amended hereby.

     "Amendment No. 3 Effective Date" is defined in Subpart 3.1.

   SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

   PART 2
   AMENDMENTS TO EXISTING CREDIT AGREEMENT

   Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part 2. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

   SUBPART 2.1 Amendments to Section 1.1.

   (a) The pricing grid contained in the definition of "Applicable Percentage" appearing in Section 1.1 of the Existing Credit Agreement is hereby amended and replaced with the pricing grid set forth below:

-----------------------------------------------------------------------------------------
                             Applicable
                             Percentage For    Applicable
                             Revolving         Percentage
                             Loans and         For  Tranche B
                             Tranche A         Term Loan
                             Term Loan
                             -------------------------------
                 Applicable                                      Applicable  Applicable
        Senior   Percentage                                      Percentage  Percentage
Pricing Leverage For        Eurodollar Base    Eurodollar Base   For         for
Level   Ratio    Unused     Loans      Rate    Loans      Rate   Standby     Trade
                 Fee                   Loans              Loans  Letter of   Letter
                                                                 Credit Fee  of Credit Fee
I      >2.50     1/2%       2-1/2%     1-1/2%  3%         2%     2-1/4%      1-1/8%
       to
       1.00
------------------------------------------------------------------------------------------
II     <2.50     1/2%       2-1/4%     1-1/4%  2-3/4%     1-3/4% 2%          1%
       -
       to
       1.00
       but >
           -
       2.00
       to
       1.00
-----------------------------------------------------------------------------------------
III    <2.00     3/8%       2%         1%      2-1/2%     1-1/2% 1-3/4%      7/8%
       to
       1.00
       but >
           -
       1.75
       to
       1.00
----------------------------------------------------------------------------------------
IV     <         3/8%       1-3/4%     3/4%    2-1/2%     1-1/2% 1-1/2%      3/4%
       1.75
       to
       1.00
========================================================================================

   (b) The definition of "Consolidated EBITDA" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "Consolidated EBITDA" means, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes, (C) depreciation and amortization expense, (D) letter of credit fees, (E) non-cash expenses resulting from the grant of, or the obligation to grant, stock and stock options to employees of the Parent, the Borrower or any of their respective Subsidiaries pursuant to a written plan or agreement and (F) step-ups in inventory valuation as a result of purchase accounting for Permitted Acquisitions, all as determined in accordance with GAAP; provided, however, that Consolidated EBITDA for the fiscal quarters ending June 30, 1998, September 30, 1998 and December 31, 1998 shall be equal to the sum of (i) the amount determined pursuant to the first clause of this definition for the one-quarter period, two-quarter period or three-quarter period, respectively, then ended plus (ii) the aggregate Consolidated EBITDA Adjustment for each fiscal quarter occurring during such period.

   (c) The definition of "Consolidated  EBITDA Adjustment"  appearing in Section
1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "Consolidated EBITDA Adjustment" means (i) the sum of (A) for each of the fiscal quarters ending September 30, 1997, December 31, 1997 and March 28, 1998, the amount indicated for Consolidated EBITDA for such fiscal quarter on Schedule 1.1A, plus (B) for each of the fiscal quarters ending December 31, 1997, March 28, 1998, June 27, 1998, September 26, 1998 and December
     31, 1998, the amount indicated for such fiscal quarter on Schedule 1.1A-1 in respect of losses for such period associated with the discontinuance of the Burberrys and Yves Saint Laurent licensed product lines, and (ii) for any fiscal quarter after March 28, 1998, the sum of (A) the amount, if any, of reorganization charges taken during such fiscal quarter in respect of
     (1) up to $3.3 million of facility closing and re-engineering costs accrued by the Borrower and its Subsidiaries prior to the Closing Date, (2) up to $550,000 of losses accrued by the Borrower and its Subsidiaries on or prior to December 31, 1998 associated with (x) the Canadian retail operations of the Borrower and its Subsidiaries and (y) the Mexican and Guatemalan operations of the Borrower and its Subsidiaries, (3) up to $4.0 million of bankruptcy reorganization costs incurred by the Borrower and its Subsidiaries on or prior to the Closing Date, (4) the costs and expenses of the Parent, the Borrower and its Subsidiaries incurred in connection with the Recapitalization and (5) up to $700,000 for non-cash facility closing and re-engineering costs accrued by the Borrower and its Subsidiaries on or prior to December 31, 1998, plus (B) the amount, if any, of charges taken during such fiscal quarter in respect of (1) the establishment on or prior to December 31, 1998 of a litigation reserve of up to $1.6 million and (2) failed deal costs of up to $500,000 incurred by the Borrower and its Subsidiaries on or prior to December 31, 1998, in each case calculated in accordance with GAAP.

   (d) The definition of "Excess Cash Flow" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "Excess Cash Flow" means, with respect to any fiscal year period of the Consolidated Parties on a consolidated basis, an amount equal to (a) Consolidated EBITDA for such period minus (b) Consolidated Capital
     Expenditures for such period minus (c) Consolidated Interest Expense for such period minus (d) Federal, state and other income taxes payable by the Consolidated Parties on a consolidated basis in respect of such period minus (e) Consolidated Scheduled Funded Debt Payments made during such period minus (f) prepayments applied to the permanent reduction of Funded Debt of any Consolidated Party; provided that in the case of any revolving Funded Debt, such prepayment shall correspondingly permanently reduce commitments with respect thereto, plus/minus (g) changes in non-cash working capital for such period minus (h) without duplication of any item included under clause (c) above, Restricted Payments made by the Parent and the Consolidated Parties during such period to the extent permitted by the terms of Section 8.7 minus (i) for each of the fiscal quarters ending December 31, 1997, March 28, 1998, June 27, 1998, September 26, 1998 and
     December 31, 1998, the Consolidated EBITDA adjustment referred to in clause
     (i)(B) in the definition of "Consolidated EBITDA Adjustment".

   SUBPART 2.2 Amendments to Section 7.11. Section 7.11 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

   7.11  Financial Covenants.

   The Credit Parties shall cause:

     (a) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, to be at least:

              (i) for the period from the Closing Date to and including December 31, 1998, 1.00 to 1.00;

              (ii) for the period from January 1, 1999 to and including December 30, 1999, 0.75 to 1.00; and

              (iii) for the period from December 31, 1999 and at all times thereafter, 1.00 to 1.00.

     (b) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, to be greater than or equal to:

              (i) for the period from the Closing Date to and including December 31, 1998, 1.65 to 1.00;

              (ii) for the period from January 1, 1999 to and including December 30, 1999, 1.45 to 1.00;

              (iii) for the period from December 31, 1999 to and including March 30, 2000, 1.65 to 1.00;

              (iv) for the period from March 31, 2000 to and including December 30, 2000, 1.85 to 1.00;

              (v) for the period from December 31, 2000 to and including December 30, 2001, 2.00 to 1.00;

              (vi) for the period from December 31, 2001 to and including December 30, 2002, 2.25 to 1.00; and

              (vii) for the period from December 31, 2002 and at all times thereafter, 2.50 to 1.00.

     (c) Senior Leverage Ratio. The Senior Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, to be less than or equal to:

              (i) for the period from the Closing Date to and including December 31, 1998, 3.25 to 1.00;

              (ii) for the period from January 1, 1999 to and including December 30, 1999, 3.75 to 1.00;

              (iii) for the period from December 31, 1999 to and including December 30, 2001, 3.50 to 1.00;

              (iv) for the period from December 31, 2001 to and including December 30, 2002, 3.00 to 1.00;

              (v) for the period from December 31, 2002 to and including December 30, 2003, 2.75 to 1.00; and

              (vi) for the period from December 31, 2003 and at all times thereafter, 2.50 to 1.00.

     (d) Total Leverage Ratio. The Total Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, to be less than or equal to:

              (i) for the period from the Closing Date to and including December 31, 1998, 6.50 to 1.00;

              (ii) for the period from January 1, 1999 to and including December 30, 1999, 7.00 to 1.00;

              (iii) for the period from December 31, 1999 to and including March 30, 2000, 6.25 to 1.00;

              (iv) for the period from March 31, 2000 to and including December 30, 2000, 5.50 to 1.00;

              (iv) for the period from December 31, 2000 to and including December 30, 2001, 4.75 to 1.00; and

              (v) for the period from December 31, 2001 and at all times thereafter, 4.00 to 1.00.

   SUBPART 2.3 Amendments to Section 7.14. Section 7.14 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

     7.14Furtherance Assurances.

     The Borrower shall use its reasonable best efforts to deliver to the Agent on or before April 30, 1999 with respect to the leasehold or other ownership interest of the Borrower in the Austell Property at such time, such real property documents, instruments and other items of the types required to be delivered pursuant to Section 5.1(e), in each case in form and substance reasonably acceptable to the Agent.

   SUBPART 2.4 Amendments to Section 8.7. Section 8.7 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

   8.7   Restricted Payments.

     The Credit Parties will not permit the Parent or any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (i) payments and distributions to consummate the Recapitalization pursuant to the Recapitalization Documents
     (a) on the Closing Date or (b) to the extent consisting of the distribution of the Parity Notes (and interest thereon) and cash in lieu of fractional amounts thereof, (ii) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests in the Parent held by any member of the executive management of the Parent and its Subsidiaries, provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Capital Stock shall not exceed $1,000,000 in any fiscal year, (iii) any payment by the Parent in connection with the repurchase of outstanding shares of Employee Preferred Stock (or any class of Equity Interests into which such shares of Employee Preferred Stock are converted) following the death, termination, disability, retirement or termination or other separation of employment of any employee that is the beneficial holder thereof, (iv) payments by any Consolidated Parties to the Parent pursuant to a tax sharing agreement under which each such Consolidated Party is allocated its proportionate share of the tax liability of the affiliated group of corporations that file consolidated federal income tax returns (or that file state or local income tax returns on a consolidated basis), (v) the repurchase of Equity Interests of the Parent with the proceeds of any issuance by the Parent to the Sponsor or its Affiliates or designated co-investors or any of the officers, directors or employees of the Parent or a Consolidated Party of any Equity Interests of the Parent,
     (vi) to the extent not permitted pursuant to the immediately preceding clause (v), payments made to or for the benefit of beneficiaries of the Consolidated Parties' employee bonus plan in lieu of the issuance to or for the benefit of such beneficiaries of Employee Preferred Stock, provided that such payments are made with the proceeds of any issuance by the Parent to the Sponsor or its Affiliates or designated co-investors or any of the officers, directors or employees of the Parent or a Consolidated Party of any Equity Interests of the Parent, and (vii) provided that no Default or Event of Default exists either before or after giving effect thereto, (A) loans, advances, dividends or distributions by any Consolidated Party to the Parent not to exceed an amount necessary to permit the Parent to pay its costs (including all professional fees and expenses) incurred to comply with its reporting obligations under federal or state laws or in connection with reporting or other obligations under this Credit Agreement and the Credit Documents, (B) loans or advances by any Consolidated Party to the Parent not to exceed an amount necessary to permit the Parent to pay its interim expenses incurred in connection with any public offering of equity securities the net proceeds of which are specifically intended to be received by or contributed or loaned to the Borrower, which, unless such offering shall have been terminated by the board of directors of the Parent, shall be repaid to the Borrower promptly out of the proceeds of such offering and (C) loans, advances, dividends or distributions by any Consolidated Party to the Parent to pay for corporate, administrative and operating expenses in the ordinary course of business.


   PART 3
   CONDITIONS TO EFFECTIVENESS

   SUBPART 3.1 Amendment No. 3 Effective Date. This Amendment shall be and become effective December 30, 1998 (the "Amendment No. 3 Effective Date") when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 3."

         SUBPART 3.1.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

         SUBPART 3.1.2 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.


   PART 4
   MISCELLANEOUS

   SUBPART 4.1 Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

   SUBPART 4.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

   SUBPART 4.3 Amendment Fee. By its execution of this Amendment, the Borrower agrees to pay an amendment fee (the "Amendment Fee") equal to 0.15% of the Commitment of each Lender which executes this Amendment on or prior to March 19, 1999. The Amendment Fee shall be due and payable on or before March 30, 1999.

   SUBPART 4.4 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

   SUBPART 4.5 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

   SUBPART 4.6 References in Other Credit Documents. At such time as this Amendment No. 3 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 3.

   SUBPART 4.7 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

   SUBPART 4.8 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

   SUBPART 4.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.





10

   IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:         CLUETT AMERICAN Corp.

                  By:
                  Name:
                  Title:


GUARANTORS:       Cluett American Investment Corp.,
                  a Delaware corporation

                  By:
                  Name:
                  Title:


                  Cluett American Group, Inc.,
                  a Delaware corporation

                  By:
                  Name:
                  Title:


                  CONSUMER DIRECT CORPORATION,
                  a Delaware corporation

                  By:
                  Name:
                  Title:


                  ARROW FACTORY STORES, INC.,
                  a Delaware corporation

                  By:
                  Name:
                  Title:


                  GAKM RESOURCES CORPORATION,
                  a Delaware corporation

                  By:
                  Name:
                  Title:


                  CLUETT PEABODY RESOURCES CORPORATION,
                  a Delaware corporation

                  By:
                  Name:
                  Title:


                  CLUETT PEABODY HOLDING CORP.,
                  a Delaware corporation

                  By:
                  Name:
                  Title:


                  CLUETT, PEABODY & CO., INC.,
                  a Delaware corporation

                  By:
                  Name:
                  Title:


                  BIDERTEX SERVICES INC.,
                  a Delaware corporation

                  By:
                  Name:
                  Title:



                  GREAT AMERICAN KNITTING MILLS, INC.,
                  a Delaware corporation

                  By:
                  Name:
                  Title:


                  CLUETT DESIGNER GROUP, INC.,
                  a Delaware corporation

                  By:
                  Name:
                  Title:


                  BIDERMANN TAILORED CLOTHING, INC.,
                  a Delaware corporation

                  By:
                  Name:
                  Title:


LENDERS:          NATIONSBANK, N. A.

                  By:
                  Name:
                  Title:


                  NATIONAL WESTMINSTER BANK PLC

                  By:
                  Name:
                  Title:


                  FLEET BANK, N.A.

                  By:
                  Name:
                  Title:


                  BANKBOSTON, N.A.

                  By:
                  Name:
                  Title:


                  FLEET BUSINESS CREDIT CORPORATION
                  (successor in interest to Sanwa Business Credit
Corporation)

                  By:
                  Name:
                  Title:




                        [Signatures Continued]

                  BANK AUSTRIA CREDITANSTALT
                  CORPORATE FINANCE, INC.

                  By:
                  Name:
                  Title:

                  By:
                  Name:
                  Title:


                  FIRST SOURCE FINANCIAL LLP,
                  By:  First Source Financial Inc., its manager

                  By:
                  Name:
                  Title:


                  THE LONG-TERM CREDIT BANK OF JAPAN,
                  LIMITED, NEW YORK BRANCH

                  By:
                  Name:
                  Title:


                  SUMMIT BANK

                  By:
                  Name:
                  Title:


                  MARINE MIDLAND BANK

                  By:
                  Name:
                  Title:


                  AG CAPITAL FUNDING PARTNERS, L.P.
                  By:   Angelo   Gordon  &  Co.,  L.P.  as  Investment
                        Advisor

                  By:
                  Name:
                  Title:


                  NEW YORK LIFE INSURANCE COMPANY

                  By:
                  Name:
                  Title:


                  SENIOR DEBT PORTFOLIO
                  By:  Boston Management and Research,
                          as Investment Advisor

                  By:
                  Name:
                  Title:


                  ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                  By:
                  Name:
                  Title:


                  STRATA FUNDING LTD.

                  By:
                  Name:
                  Title:


                  SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                  By:
                  Name:
                  Title:


                  MERRILL LYNCH SENIOR FLOATING
                  RATE FUND, INC.

                  By:
                  Name:
                  Title:


                  EATON VANCE SENIOR INCOME TRUST

                  By:
                  Name:
                  Title: